                                                                 EXHIBIT 10.10.2

                                 Addendum No. 1

1. This Addendum No. 1, effective as of October 1, 2000, (the "Effective Date"), hereby amends the DART Service Agreement for Advertisers/Agencies by and between DoubleClick Inc. ("DoubleClick"), and Ask Jeeves, Inc. ("Company"), dated as of 07/01/00 and effective through 06/30/01 (the "Agreement"). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

2. As of the Effective Date specified above, the Monthly Service Fee to be charged Company by DoubleClick under the Agreement, shall be revised as specified in Section 3, below.

3. The Monthly Service Fee rate as specified under "Fees" in the Agreement shall be deleted and replaced with the new Monthly Service Fee rate below.

      Monthly Volume       CPM

      0-75MM               |*|

      75+MM                |*|

4. The above rates take into consideration the continued business relationship with DoubleClick's DART for Publishers business unit.

5. DoubleClick and Company hereby ratify all other terms and conditions of the Agreement which have not been modified by this Addendum No. 1, and such other terms and conditions shall remain in full force and effect

      Company and DoubleClick confirm their mutual agreement to this Addendum No. 1 as of the date first written above by signing below.

DOUBLECLICK INC.                     ASK JEEVES, INC.


By: /s/ illegible                    By:  /s/ Cynthia Pevehouse
   ------------------------------       ----------------------------------------
Name:                                Name:  Cynthia Pevehouse

Title:                               Title:  General Counsel

                                                    Ask Jeeves, Inc.

                                     Approved Finance  /s/ MR
                                                      ------------------------
                                                          Initial/Date
                                     Approved Legal  /s/ OC  2-9-01
                                                      ------------------------
                                                          Initial/Date

---------
|*| Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.